Exhibit 10.1

CERTAIN MATERIAL (INDICATED BY AN ASTERISK [*]) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

AWARD/CONTRACT		1. THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 350)			RATING	PAGE OF PAGES
					DO-A1	1	42
2. CONTRACT (Proc. Inst. Ident.) NO.			3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQUEST/PROJECT NO.
H92222-07-C-0072			24 Sep 2007
5.ISSUED BY	CODE	H92222	6.ADMINISTEREDBY(If other than Item 5)		CODE	S0512A
HQ USSOCOM SOAL-K			DCMA LOS ANGELES
ATTN: MS. KIM DEBOIS-SOUSA			16111 PLUMMER ST.
7701 TAMPA POINT BLVD			BLDG.10, 2ND FLOOR
MACDILL AFB FL 33621-5323			SEPULVEDA CA 91343
7. NAME AND ADDRESS OF CONTRACTOR (No., street, city, county, state and zip code )				8. DELIVERY
AEROVIRONMENT INC.				☐ FOB ORIGIN ☒ OTHER (See below)
DAVID RINDELS				9. DISCOUNT FOR PROMPT PAYMENT
181 W. HUNTINGTON DR.
SUITE 202
MONROVIA CA 91016-3456
				10. SUBMIT INVOICES		ITEM
(4 copies unless otherwise specified)
				TO THE ADDRESS		Block 6
CODE 60107	FACILITY CODE			SHOWN IN:
11. SHIP TO/MARK FOR	CODE		12.PAYMENT WILL BE MADE BY		CODE	HQ0339
AEROVIRONMENT INC.			DFAS COLUMBUS CENTER
DAVID RINDELS			WEST ENTITLEMENT OPERATIONS
181 W. HUNTINGTON DR.			P.O. BOX 182381
SUITE 202			COLUMBUS OH 43218-2381
MONROVIA C A 91016-3456
13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION:			14. ACCOUNTING AND APPROPRIATION DATA
☐ 10 U.S.C. 2304(c) ( ) ☐41 U.S.C. 253(c) ( )			See Schedule
15A. ITEM NO.	15B. SUPPLIES/ SERVICES		15C. QUANTITY	15D. UNIT	15E. UNIT PRICE	15F. AMOUNT
SEE SCHEDULE
15G. TOTAL AMOUNT OF CONTRACT $57,145,690.00 EST
16. TABLE OF CONTENTS
(X)	SEC.	DESCRIPTION	PAGE(S)	(X)	SEC.	DESCRIPTION	PAGE(S)
PART I - THE SCHEDULE				PART II - CONTRACT CLAUSES
X	A	SOLICITATION/ CONTRACT FORM	1	X	I	CONTRACT CLAUSES	30 - 39
X	B	SUPPLIES OR SERVICES AND PRICES/ COSTS	2 - 12	PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS
X	C	DESCRIPTION/ SPECS./ WORK STATEMENT	13	X	J	LIST OF ATTACHMENTS	40
X	D	PACKAGING AND MARKING	14 - 18	PART IV - REPRESENTATIONS AND INSTRUCTIONS
X	E	INSPECTION AND ACCEPTANCE	19		K	REPRESENTATIONS, CERTIFICATIONS AND
X	F	DELIVERIES OR PERFORMANCE	20 - 21			OTHER STATEMENTS OF OFFERORS
X	G	CONTRACT ADMINISTRATION DATA	22 - 27		L	INSTRS., CONDS., AND NOTICES TO OFFERORS
X	H	SPECIAL CONTRACT REQUIREMENTS	28 - 29		M	EVALUATION FACTORS FOR AWARD
CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE
17.☒ CONTRACTOR'SNEGOTIATEDAGREEMENT Contractor is required to sign this document and return 1 copies to issuing office.) Contractor agrees to furnish and deliver all items or perform all these services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any , and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)

18.☐ AWARD (Contractor is not required to sign this document.)        Your offer on Solicitation Number    H92222-07-N-0001-0001
including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government's solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.

19A. NAME AND TITLE OF SIGNER ( Type or print)	20A. NAME AND TITLE OF CONTRACTING OFFICER
	TEL:	EMAIL:
19B. NAME OF CONTRACTOR	19C. DATE SIGNED.	20B UNITED STATES OF AMERICA	20C. DATE SIGNED

BY		BY
(Signature of person authorized to sign)		(Signature of Contracting Officer)
NSN 7540-01-152-8069	26-107	STANDARD FORM 26 (REV. 4-85)

H92222-07-C-0072

Section B - Supplies or Services and Prices

CONTRACT DESCRIPTION

This contract provides design, fabrication, integration, and testing of one hydrogen powered GO UAS (including one aircraft and Ground Control Station (GCS) with integrated modular payloads (GFE)). [*]

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0001			Lot

GO DESIGN AND DEVELOPMENT
CPFF
Design elements and develop sub-elements of the Global Observer Unmanned Aircraft System (UAS) IAW Section C item 0001 and Attachment (1) SOW paras 4.1.1 - 4.1.4.
FOB: Destination

ESTIMATED COST					$[*] (EST.)
FIXED FEE					$[*]
TOTAL EST COST + FEE					$[*] (EST.)

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
000101
AIR VEHICLE SEGMENT CPFF Design elements and develop sub-elements of the Air Vehicle segment of the Global Observer UAS IAW Section C item 0001 and Attachment (1) SOW para 4.1.1. FOB: Destination
	[*] CIN: [*]				$[*]

[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

H92222-07-C-0072

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
000102
CONTROL SEGMENT CPFF Design elements and develop sub-elements of the Ground segment of the Global Observer UAS Review IAW Section C item 0001 and Attachment (1) SOW para 4.1.2. FOB: Destination
	[*] CIN: [*]				$[*]

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
000103
PAYLOAD SEGMENT CPFF Design elements and develop sub-elements of the Payload segment of the Global Observer UAS IAW Section C item 0001 and Attachment (1) SOW para 4.1.3. FOB: Destination
	[*] CIN: [*]				$[*]

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
000104

FACILITIES & EQUIPMENT
CPFF
Provide facilities and equipment for the design and development of the Global Observer UAS IAW Section C item 0001 and Attachment (1) SOW para 4.1.4. (solely funded by AV Inc IR&D)
FOB: Destination

[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

H92222-07-C-0072

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0002			Lot

GO #1 MFG, INTEGRATE & TEST
CPFF
Manufacture, integrate and test the GO UAS, to include 1 air vehicle, and 1 launch & recovery element (LRE) IAW Section C item 0002 and Attachment (1) SOW para's 4.2.1 - 4.2.3 (GCS/ISP/Integration/2 TCDL + 1 UHF Integrated Comm. Suite).
FOB: Destination

ESTIMATED COST					$[*] (EST.)
FIXED FEE					$[*]
TOTAL EST COST + FEE					$[*] (EST.)
	[*] CIN: [*]				$[*]

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0003			Lot
GO #1 SYSTEM TEST AND EVALUATION CPFF GO UAS System-level test and evaluation incl integrated tests IAW C item 0003 and Attachment (1) SOW paragraphs 4.3.1 - 4.3.2. FOB: Destination
ESTIMATED COST					$[*] (EST.)
FIXED FEE					$[*]
TOTAL EST COST + FEE					$[*] (EST.)

[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

H92222-07-C-0072

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
000301
GROUND TEST CPFF IAW Section C item 0003 and Attachment (1) SOW para 4.3.1. FOB: Destination

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
000302
FLIGHT PERFORMANCE ENVELOPE TEST CPFF IAW Section C item 0003 and Attachment (1) SOW para 4.3.2. FOB: Destination

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0004
OPTION
GO SYSTEM DEMONSTRATION
CPFF
Integrate and demonstrate payload and provide air vehicle and LRE for MUA of the GO UAS IAW Section C item 0004 and Attachment (1) SOW para's 4.4.1 - 4.4.2.
FOB: Destination

ESTIMATED COST					$[*]
FIXED FEE					$[*]
TOTAL EST COST + FEE					$[*]

[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

H92222-07-C-0072

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
000401
OPTION	INTEGRATED PAYLOAD TESTING CPFF IAW Section C item 0004 and Atch (1) SOW para 4.4.1. FOB: Destination

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
000402			Lot
OPTION	MILITARY UTILITY ASSESSMENT GO #1 CPFF IAW Section C item 0004 and Attachment (1) SOW para 4.4.2. FOB: Destination

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0005			Lot
TRAVEL COST In support of items 0001 - 0004 IAW Section C Item 0005 and Attachment (1) SOW para 4.5. FOB: Destination
				ESTIMATED COST	$[*]
	[*] CIN: [*]				$[*]

[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

H92222-07-C-0072

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0006			Lot		NSP
DATA DELIVERABLES NSP IAW Exhibit A Contract Data Requirements List (CDRLs) and Table 1 of Attachment (1) SOW paragraph 4.6. FOB: Destination

See Exhibit A

VALUE CLINS 0001-0003 & 0005:	$[*]
VALUE OPT CLIN 0004:	$ [*]

TOTAL VALUE CLINS 0001-0006:	$[*]*

*Rounding error.

[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

H92222-07-C-0072

OPTIONS
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
1001			Lot
OPTION	Engineering Trade Studies CPFF If exercised, to be priced IAW Atch 3 Rates. If and to extent travel is required it shall be IAW Section C Item 0005 and Attachment (1) SOW para 4.5. FOB: Destination
ESTIMATED COST					$[*]
FIXED FEE					$[*]
TOTAL EST COST + FEE					$[*]

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
1002			Lot
OPTION
Payload Assemblies & Integration
CPFF
BLOS/EO/IR/Comms Relay.       If exercised, to be priced IAW Atch 3 Rates.  Material shall be Cost only.  If and to extent travel is required it shall be IAW Section C Item 0005 and Attachment (1) SOW para 4.5.
FOB: Destination

ESTIMATED COST					$[*]
FIXED FEE					$[*]
TOTAL EST COST + FEE					$[*]

[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

H92222-07-C-0072

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
1003
OPTION	SYSTEMS INTEGRATION LAB
CPFF

If exercised, to be priced IAW applicable Atch 3 Rates and 9% profit and SOW para to be negotiated.  If and to extent travel is required it shall be IAW Section C Item 0005 and Attachment (1) SOW para 4.5.

FOB: Destination

				ESTIMATED COST	$[*]
				FIXED FEE	$[*]
$0.00
				TOTAL EST	$ (EST.)

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
1004			Lot
OPTION	GO #2 MFG, INTEGRATE & TEST(Acft &LRE) CPFF IAW Section C Item 1001 and Attachment (1) SOW para's 4.2.1 - 4.2.3 and 5.4. FOB: Destination
ESTIMATED COST					$[*]
FIXED FEE					$[*]
TOTAL EST COST + FEE					$[*]

[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

H92222-07-C-0072

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
1005			Lot
OPTION	GO #3 MFG, INTEGRATE & TEST (Acft) CPFF IAW Section C Item 1001 and Attachment (1) SOW para's 4.2.1 - 4.2.3 and 5.5 (excluding initial spares package). FOB: Destination
ESTIMATED COST					$[*]
FIXED FEE					$[*]
TOTAL EST COST + FEE					$[*]

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
1006			Lot
OPTION
SPARE SUBSYSTEMS & ASSOCIATED SUPT EQUIP
CPFF
If exercised, items specified at Atch 2 Assembly List (as updated quarterly), and/or such other items not listed and identified during development.
FOB: Destination

ESTIMATED COST					$[*]
FIXED FEE					$[*]
TOTAL EST COST + FEE					$[*]

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
1007			Lot
OPTION	GO SYSTEM TEST AND EVALUATION CPFF If exercised, testing is in support two Global Observer aircraft. If only one aircraft is available for testing see C-1 description for 1007. FOB: Destination
ESTIMATED COST					$[*]
FIXED FEE					$[*]
TOTAL EST COST + FEE					$[*]

[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

H92222-07-C-0072

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
1008		1	Lot
OPTION	System Demonstration Supt CPFF IAW Sec C description for Item 1004 and SOW para 4.4 and 5.8. FOB: Destination
ESTIMATED COST					$[*]
FIXED FEE					$[*]
TOTAL EST COST + FEE					$[*]

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
1009			Lot
OPTION
EXTENDED USER EVALUATION
CPFF
If exercised, to be priced IAW applicable Atch 3 Rates and 9% profit and SOW para to be negotiated.  If and to extent travel is required it shall be IAW Section C Item 0005 and Attachment (1) SOW para 4.5.
FOB: Destination

ESTIMATED COST					$[*]
FIXED FEE					$[*]
TOTAL EST COST + FEE					$ (EST.)

VALUE OPTION CLINS 1001-1009:	$ [*]

TOTAL CONTRACT VALUE :	$108,407,744

[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

H92222-07-C-0072

Section C - Descriptions and Specifications

C-1 DESCRIPTION OF LINE ITEMS

Item 0001 Design and develop the Global Observer Unmanned Aircraft System (GO UAS) IAW Attachment 1 SOW Para’s 4.1.1 – 4.1.4 with corresponding data deliverables due IAW SOW 4.6 Table 1.

Item 0002 Manufacture, integrate, and sub-system test the GO UAS #1, to include 1 air vehicle and 1 launch and recovery element (LRE) IAW Attachment 1 SOW Para’s 4.2.1 – 4.2.3 with corresponding data deliverables due IAW SOW 4.6 Table 1.

Item 0003 GO UAS #1 system-level test and evaluation IAW Attachment 1 SOW Para’s 4.3.1 – 4.3.2 with corresponding data deliverables due IAW SOW 4.6 Table 1.

Item 0005 Travel in support of supplier visits and for Technical Interchange Meetings (TIMs) for items 0001, 0002, 0003, and 0004 in accordance with Attachment 1 SOW Para 4.5 (see Section G clause 5652.231-9001).

Item 0006 Data deliverables shall be in accordance with Exhibit A Contract Data Requirements List (CDRL) (See Attachment 1 SOW Para 4.6 Table 1).

Options:
Item 0004  Integration of a payload and demonstrating system performance during flight testing of GO UAS #1 IAW Attachment 1 SOW Para’s 4.4.1 – 4.4.2 with corresponding data deliverables due IAW SOW 4.6 Table 1..

Item 1001, if and to extent exercised, consists of engineering trade studies, including research, analysis, and documentation, to provide potential GO technical solutions IAW Attachment 1 SOW Para 5.1.

Item 1002, if and to extent exercised, provide and/or integrate payloads and associated equipment IAW Attachment 1 SOW Para 5.2.

Item 1003, if and to extent exercised, procure Systems Integration Laboratory (SIL) articles and conduct SIL integration and testing, IAW Attachment 1 SOW Para 5.3.

Item 1004, if and to extent exercised, manufacture, assemble, integrate, and functional test GO #2, to include 1 air vehicle (acft) and 1 LRE IAW Attachment 1 SOW Para 5.4.

Item 1005, if and to extent exercised, manufacture, assemble, integrate, and functional test GO #3, to include 1 air vehicle (acft) IAW Attachment 1 SOW Para’s 4  5.5.

Item 1006, if and to extent exercised, manufacture, assemble, integrate, and functional test spare subsystems and associated support equipment IAW Attachment 1 SOW Para 5.6.

Item 1007, if and to extent exercised, provides for additional performance-envelope testing IAW Attachment 1 SOW Para 5.7.. This option provides for sufficient additional testing for up to 3 aircraft.

Item 1008, if and to extent exercised operations and logistics support for the conduct of additional JCTD Military Utility Assessments (MUAs) IAW Attachment 1 SOW Para 5.8.  This option provides for sufficient additional support for assesments for up to 3 aircraft.

Item 1009, if and to extent exercised, contractor shall operate, maintain (including contractor logistics support), and conduct sustaining engineering for the JCTD systems (LRE, payloads & GO units 1,2 and/or 3) following the MUA IAW Attachment 1 SOW Para 5.9.

H92222-07-C-0072

Section D - Packaging and Marking

D-1.  CLAUSES INCORPORATED BY FULL TEXT

D-252.211-7003    ITEM IDENTIFICATION AND VALUATION (JUN 2005)

(a) Definitions. As used in this clause'

Automatic identification device means a device, such as a reader or interrogator, used to retrieve data encoded on machine-readable media.

Concatenated unique item identifier means--

(1) For items that are serialized within the enterprise identifier, the linking together of the unique identifier data elements in order of the issuing agency code, enterprise identifier, and unique serial number within the enterprise identifier; or

(2) For items that are serialized within the original part, lot, or batch number, the linking together of the unique identifier data elements in order of the issuing agency code; enterprise identifier; original part, lot, or batch number; and serial number within the original part, lot, or batch number.

Data qualifier means a specified character (or string of characters) that immediately precedes a data field that defines the general category or intended use of the data that follows.

DoD recognized unique identification equivalent means a unique identification method that is in commercial use and has been recognized by DoD. All DoD recognized unique identification equivalents are listed at http://www.acq.osd.mil/dpap/UID/equivalents.html.

DoD unique item identification means a system of marking items delivered to DoD with unique item identifiers that have machine-readable data elements to distinguish an item from all other like and unlike items. For items that are serialized within the enterprise identifier, the unique item identifier shall include the data elements of the enterprise identifier and a unique serial number. For items that are serialized within the part, lot, or batch number within the enterprise identifier, the unique item identifier shall include the data elements of the enterprise identifier; the original part, lot, or batch number; and the serial number.

Enterprise means the entity (e.g., a manufacturer or vendor) responsible for assigning unique item identifiers to items.

Enterprise identifier means a code that is uniquely assigned to an enterprise by an issuing agency.

Government's unit acquisition cost means--

(1) For fixed-price type line, subline, or exhibit line items, the unit price identified in the contract at the time of delivery;

(2) For cost-type or undefinitized line, subline, or exhibit line items, the Contractor's estimated fully burdened unit cost to the Government at the time of delivery; and

(3) For items produced under a time-and-materials contract, the Contractor's estimated fully burdened unit cost to the Government at the time of delivery.

Issuing agency means an organization responsible for assigning a non-repeatable identifier to an enterprise (i.e., Dun & Bradstreet's Data Universal Numbering System (DUNS) Number, Uniform Code Council (UCC)/EAN International (EAN) Company Prefix, or Defense Logistics Information System (DLIS) Commercial and Government Entity (CAGE) Code).

H92222-07-C-0072

Issuing agency code means a code that designates the registration (or controlling) authority for the enterprise identifier.

Item means a single hardware article or a single unit formed by a grouping of subassemblies, components, or constituent parts.

Lot or batch number means an identifying number assigned by the enterprise to a designated group of items, usually referred to as either a lot or a batch, all of which were manufactured under identical conditions.

Machine-readable means an automatic identification technology media, such as bar codes, contact memory buttons, radio frequency identification, or optical memory cards.

Original part number means a combination of numbers or letters assigned by the enterprise at item creation to a class of items with the same form, fit, function, and interface.

Parent item means the item assembly, intermediate component, or subassembly that has an embedded item with a unique item identifier or DoD recognized unique identification equivalent.

Serial number within the enterprise identifier means a combination of numbers, letters, or symbols assigned by the enterprise to an item that provides for the differentiation of that item from any other like and unlike item and is never used again within the enterprise.

Serial number within the part, lot, or batch number means a combination of numbers or letters assigned by the enterprise to an item that provides for the differentiation of that item from any other like item within a part, lot, or batch number assignment.

Serialization within the enterprise identifier means each item produced is assigned a serial number that is unique among all the tangible items produced by the enterprise and is never used again. The enterprise is responsible for ensuring unique serialization within the enterprise identifier.

Serialization within the part, lot, or batch number means each item of a particular part, lot, or batch number is assigned a unique serial number within that part, lot, or batch number assignment. The enterprise is responsible for ensuring unique serialization within the part, lot, or batch number within the enterprise identifier.

Unique item identifier means a set of data elements marked on items that is globally unique and unambiguous.

Unique item identifier type means a designator to indicate which method of uniquely identifying a part has been used. The current list of accepted unique item identifier types is maintained at http://www.acq.osd.mil/dpap/UID/uid__types.html.

(b) The Contractor shall deliver all items under a contract line, subline, or exhibit line item.

(c) DoD unique item identification or DoD recognized unique identification equivalents.

(1) The Contractor shall provide DoD unique item identification, or a DoD recognized unique identification equivalent, for--

(i) All delivered items for which the Government's unit acquisition cost is $5,000 or more; and

(ii) The following items for which the Government's unit acquisition cost is less than $5,000:

Contract line, subline, or  exhibit line
                item No.                          Item description:

H92222-07-C-0072

(iii) Subassemblies, components, and parts embedded within delivered items as specified in Attachment Number ------.

(2) The concatenated unique item identifier and the component data elements of the DoD unique item identification or DoD recognized unique identification equivalent shall not change over the life of the item.

(3) Data syntax and semantics of DoD unique item identification and DoD recognized unique identification equivalents. The Contractor shall ensure that--

(i) The encoded data elements (except issuing agency code) of the unique item identifier are marked on the item using one of the following three types of data qualifiers, as determined by the Contractor:

(A) Data Identifiers (DIs) (Format 06) in accordance with ISO/IEC International Standard 15418, Information Technology `` EAN/UCC Application Identifiers and ANSI MH 10 Data Identifiers and ANSI MH 10 Data Identifiers and Maintenance.

(B) Application Identifiers (AIs) (Format 05), in accordance with ISO/IEC International Standard 15418, Information Technology `` EAN/UCC Application Identifiers and ANSI MH 10 Data Identifiers and ANSI MH 10 Data Identifiers and Maintenance.

(C) Text Element Identifiers (TEIs), in accordance with the DoD collaborative solution ``DD'' format for use until the solution is approved by ISO/IEC JTC1 SC 31. The ``DD'' format is described in Appendix D of the DoD Guide to Uniquely Identifying Items, available at http://www.acq.osd.mil/dpap/UID/guides.htm; and

(ii) The encoded data elements of the unique item identifier conform to ISO/IEC International Standard 15434, Information Technology--Syntax for High Capacity Automatic Data Capture Media.

(4) DoD unique item identification and DoD recognized unique identification equivalents.

(i) The Contractor shall--

(A) Determine whether to serialize within the enterprise identifier or serialize within the part, lot, or batch number; and

(B) Place the data elements of the unique item identifier (enterprise identifier; serial number; and for serialization within the part, lot, or batch number only; original part, lot, or batch number) on items requiring marking by paragraph (c)(1) of this clause, based on the criteria provided in the version of MIL-STD-130, Identification Marking of U.S. Military Property, cited in the contract Schedule.

(ii) The issuing agency code--

(a) Shall not be placed on the item; and

(B) Shall be derived from the data qualifier for the enterprise identifier.

(d) For each item that requires unique item identification under paragraph (c)(1)(i) or (ii) of this clause, in addition to the information provided as part of the Material Inspection and Receiving Report specified elsewhere in this contract, the Contractor shall report at the time of delivery, either as part of, or associated with, the Material Inspection and Receiving Report, the following information:

(1) Concatenated unique item identifier; or DoD recognized unique identification equivalent.

H92222-07-C-0072

(2) Unique item identifier type.

(3) Issuing agency code (if concatenated unique item identifier is used).

(4) Enterprise identifier (if concatenated unique item identifier is used).

(5) Original part number.

(6) Lot or batch number.

(7) Current part number (if not the same as the original part number).

(8) Current part number effective date.

(9) Serial number.

(10) Government's unit acquisition cost.

(e) For embedded DoD serially managed subassemblies, components, and parts that require unique item identification under paragraph (c)(1)(iii) of this clause, the Contractor shall report at the time of delivery, either as part of, or associated with the Material Inspection and Receiving Report specified elsewhere in this contract, the following information:

(1) Concatenated unique item identifier or DoD recognized unique identification equivalent of the parent item delivered under a contract line, subline, or exhibit line item that contains the embedded subassembly, component, or part.

(2) Concatenated unique item identifier or DoD recognized unique identification equivalent of the embedded subassembly, component, or part.

(3) Unique item identifier type.**

(4) Issuing agency code (if concatenated unique item identifier is used).**

(5) Enterprise identifier (if concatenated unique item identifier is used).**

(6) Original part number.**

(7) Lot or batch number.**

(8) Current part number (if not the same as the original part number.**

(9) Current part number effective date.**

(10) Serial number.**

(11) Unit of measure.

(12) Description.

** Once per item.

(f) The Contractor shall submit the information required by paragraphs (d) and (e) of this clause in accordance with the data submission procedures at http://www.acq.osd.mil/dpap/UID/DataSubmission.htm.

H92222-07-C-0072

(g) Subcontracts. If paragraph (c)(1) of this clause applies, the Contractor shall include this clause, including this paragraph (g), in all subcontracts issued under this contract.

(End of clause)

D-5652.246-9000  Marking of Warranted Items (1998)

Each item covered by a warranty shall be stamped or marked with the contract number, item description, and ship to address. Items shall also include markings that state (i) the existence and substance of the warranty, (ii) the warranty duration, and (iii) who to notify if supplies are found to be defective. Where this is impractical, written notice shall be attached to or furnished with the warranted item.

Unit Identification requirements apply to line items 0002, 1004 and 1005.

(end of clause)

D-5652.247-9000  Packaging & Marking - F.O.B. Destination (1998)

The shipping, address, contract number, device number, and any other "MARK FOR" information shall be clearly marked on the outside of all packages shipped under this contract. Information shall be easily identified without opening the package. This information shall also be included on the inside of all packages.

(end of clause)

H92222-07-C-0072

Section E - Inspection and Acceptance

E-1. INSPECTION AND ACCEPTANCE TERMS

Supplies/services will be inspected/accepted at:

CLIN	INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
0001	Origin	Government	Origin	Government
000101	Origin	Government	Origin	Government
000102	Origin	Government	Origin	Government
000103	Origin	Government	Origin	Government
000104	Origin	Government	Origin	Government
0002	Origin	Government	Origin	Government
0003	Origin	Government	Destination	Government
000301	Origin	Government	Origin	Government
000302	Origin	Government	Origin	Government
0004	Origin	Government	Origin	Government
000401	Origin	Government	Origin	Government
000402	Origin	Government	Origin	Government
0005	Origin	Government	Origin	Government
0006	Destination	Government	Destination	Government
1001	Destination	Government	Destination	Government
1002	Origin	Government	Origin	Government
1003	Origin	Government	Origin	Government
1004	Origin	Government	Destination	Government
1005	Origin	Government	Destination	Government
1006	Origin	Government	Origin	Government
1007	Origin	Government	Destination	Government
1007AA	Origin	Government	Destination	Government
1007AB	Origin	Government	Destination	Government
1007AC	Origin	Government	Destination	Government
1008	Origin	Government	Origin	Government
1009	Origin	Government	Origin	Government

E-2.  CLAUSES INCORPORATED BY REFERENCE

52.246-6	Inspection--Time-And-Material And Labor-Hour	MAY 2001
52.246-6 Alt I	Inspection--Time And Material And Labor Hour (May 2001) - Alternate I	APR 1984
252.246-7000	Material Inspection And Receiving Report	MAR 2003
5652.246-9001	Material Inspection and Receiving Reports (DD 250) Mailing Addresses (2001)	JUN 2001

H92222-07-C-0072

Section F - Deliveries or Performance
F-1.  DELIVERY INFORMATION

CLIN	DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

0001	[*]	N/A	AEROVIRONMENT INC. DAVID RINDELS 181 W. HUNTINGTON DR. SUITE 202 MONROVIA CA 91016-3456 805-581-2187 FOB: Destination

000101	[*]		(SAME AS PREVIOUS LOCATION) FOB: Destination

000102	N/A	N/A	N/A	N/A

000103	N/A	N/A	N/A	N/A

000104	N/A	N/A	N/A	N/A

0002	[*]	1	(SAME AS PREVIOUS LOCATION) FOB: Destination

0003	[*]		AEROVIRONMENT INC. DAVID RINDELS 181 W. HUNTINGTON DR. SUITE 202 MONROVIA CA 91016-3456 805-581-2187 FOB: Destination

000301	N/A	N/A	N/A	N/A

000302	N/A	N/A	N/A	N/A

0004	[*]		[*] FOB: Destination

000401	N/A	N/A	N/A	N/A

000402	N/A	N/A	N/A	N/A

0005	N/A	N/A	N/A	N/A

0006	PER EXHIBIT A CDRL		[*] FOB: Destination	F2VUB0

1001	N/A	N/A	[*] FOB: Destination	F2VUB0

1002	N/A	N/A	N/A	N/A

H92222-07-C-0072

1003	[*]	1	[*] FOB: Destination

1004	[*]	1	AEROVIRONMENT INC. DAVID RINDELS 181 W. HUNTINGTON DR. SUITE 202 MONROVIA CA 91016-3456 805-581-2187 FOB: Destination

1005	[*]		(SAME AS PREVIOUS LOCATION) FOB: Destination

1006	N/A	N/A	N/A	N/A

1007	[*]		[*] FOB: Destination

1008	[*]	1	AEROVIRONMENT INC. DAVID RINDELS 181 W. HUNTINGTON DR. SUITE 202 MONROVIA CA 91016-3456 805-581-2187 FOB: Destination

1009	N/A	N/A	N/A

F-2. CLAUSES INCORPORATED BY REFERENCE

52.247-34	F.O.B. Destination	NOV 1991
52.247-48	F.O.B. Destination--Evidence Of Shipment	FEB 1999
52.247-55	F.O.B. Point For Delivery Of Government-Furnished Property	JUN 2003

[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

H92222-07-C-0072

Section G - Contract Administration Data

G-1.  ACCOUNTING AND APPROPRIATION DATA

AA: 5773600 297 4750 655050 000000 00000 27434F 667100 F67100 ALD:AA FSR: PSR: DSR
AMOUNT: $[*]
CIN [*]

AB: 9770400.11SF SK7 52SW 648JNT 000000 59200 63648D 667100 F67100ALD:AA FSR:000531 PSR:034457 DSR:101833
AMOUNT: $[*]
CIN [*]
CIN [*]

AC: 9770400.34HQ SE7 000000 00000 000000 667100 F67100
AMOUNT: $[*]
CIN [*]

AD: 9760400.56SF SE6 52SW S200GA ADVTCL 59200 046402 667100 F67100 ALD: AA FSR: 007271 PSR: 242198
AMOUNT: $[*]
CIN [*]

G-2.  Funding Schedule [*] (2003)

(a) In accordance with FAR 52.232-22, funds in the amount of $[*] have been allotted to cover performance through March 2008.

(b) It is anticipated that additional funds will be obligated in accordance with the following schedule:

Award	- $[*]
Oct 2007	- $ [*]
Nov 2007	- $[*] (to cover costs from Jan 2008-Dec 2008)
Oct 2008	- $[*] (to fund remainder of CLINs 1-3 & 5).

TOTAL	-$57.146M
(end of clause)

[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

H92222-07-C-0072

G-3.  CLAUSES INCORPORATED BY FULL TEXT

G-52.216-7     ALLOWABLE COST AND PAYMENT (DEC 2002)

(a) Invoicing.

(1) The Government will make payments to the Contractor when requested as work progresses, but (except for small business concerns) not more often than once every 2 weeks, in amounts determined to be allowable by the Contracting Officer in accordance with Federal Acquisition Regulation (FAR) subpart 31.2 in effect on the date of this contract and the terms of this contract. The Contractor may submit to an authorized representative of the Contracting Officer, in such form and reasonable detail as the representative may require, an invoice or voucher supported by a statement of the claimed allowable cost for performing this contract.

(2) Contract financing payments are not subject to the interest penalty provisions of the Prompt Payment Act. Interim payments made prior to the final payment under the contract are contract financing payments, except interim payments if this contract contains Alternate I to the clause at 52.232-25.

(3) The designated payment office will make interim payments for contract financing on the       (Contracting Officer insert day as prescribed by agency head; if not prescribed, insert “30th”) day after the designated billing office receives a proper payment request.

In the event that the Government requires an audit or other review of a specific payment request to ensure compliance with the terms and conditions of the contract, the designated payment office is not compelled to make payment by the specified due date.

(b) Reimbursing costs. (1) For the purpose of reimbursing allowable costs (except as provided in subparagraph (b)(2) of the clause, with respect to pension, deferred profit sharing, and employee stock ownership plan contributions), the term "costs" includes only--

(i) Those recorded costs that, at the time of the request for reimbursement, the Contractor has paid by cash, check, or other form of actual payment for items or services purchased directly for the contract;

(ii) When the Contractor is not delinquent in paying costs of contract performance in the ordinary course of business, costs incurred, but not necessarily paid, for--

(A) Supplies and services purchased directly for the contract and associated financing payments to subcontractors, provided payments determined due will be made--

(1) In accordance with the terms and conditions of a subcontract or invoice; and

(2) Ordinarily within 30 days of the submission of the Contractor's payment request to the Government;

(B) Materials issued from the Contractor's inventory and placed in the production process for use on the contract;

(C) Direct labor;

(D) Direct travel;

(E) Other direct in-house costs; and

H92222-07-C-0072

(F) Properly allocable and allowable indirect costs, as shown in the records maintained by the Contractor for purposes of obtaining reimbursement under Government contracts; and

(iii) The amount of financing payments that have been paid by cash, check, or other forms of payment to subcontractors.

(2) Accrued costs of Contractor contributions under employee pension plans shall be excluded until actually paid unless--

(i) The Contractor's practice is to make contributions to the retirement fund quarterly or more frequently; and

(ii) The contribution does not remain unpaid 30 days after the end of the applicable quarter or shorter payment period (any contribution remaining unpaid shall be excluded from the Contractor's indirect costs for payment purposes).

(3) Notwithstanding the audit and adjustment of invoices or vouchers under paragraph (g) of this clause, allowable indirect costs under this contract shall be obtained by applying indirect cost rates established in accordance with paragraph (d) of this clause.

(4) Any statements in specifications or other documents incorporated in this contract by reference designating performance of services or furnishing of materials at the Contractor's expense or at no cost to the Government shall be disregarded for purposes of cost-reimbursement under this clause.

(c) Small business concerns. A small business concern may receive more frequent payments than every 2 weeks.

(d) Final indirect cost rates. (1) Final annual indirect cost rates and the appropriate bases shall be established in accordance with Subpart 42.7 of the Federal Acquisition Regulation (FAR) in effect for the period covered by the indirect cost rate proposal.

(2)(i) The Contractor shall submit an adequate final indirect cost rate proposal to the Contracting Officer (or cognizant Federal agency official) and auditor within the 6-month period following the expiration of each of its fiscal years. Reasonable extensions, for exceptional circumstances only, may be requested in writing by the Contractor and granted in writing by the Contracting Officer. The Contractor shall support its proposal with adequate supporting data.

(ii) The proposed rates shall be based on the Contractor's actual cost experience for that period. The appropriate Government representative and the Contractor shall establish the final indirect cost rates as promptly as practical after receipt of the Contractor's proposal.

(3) The Contractor and the appropriate Government representative shall execute a written understanding setting forth the final indirect cost rates. The understanding shall specify (i) the agreed-upon final annual indirect cost rates, (ii) the bases to which the rates apply, (iii) the periods for which the rates apply, (iv) any specific indirect cost items treated as direct costs in the settlement, and (v) the affected contract and/or subcontract, identifying any with advance agreements or special terms and the applicable rates. The understanding shall not change any monetary ceiling, contract obligation, or specific cost allowance or disallowance provided for in this contract. The understanding is incorporated into this contract upon execution.

(4) Failure by the parties to agree on a final annual indirect cost rate shall be a dispute within the meaning of the Disputes clause.

(5) Within 120 days (or longer period if approved in writing by the Contracting Officer) after settlement of the final annual indirect cost rates for all years of a physically complete contract, the Contractor shall submit a completion invoice or voucher to reflect the settled amounts and rates.

H92222-07-C-0072

(6)(i) If the Contractor fails to submit a completion invoice or voucher within the time specified in paragraph (d)(5) of this clause, the Contracting Officer may--

(A) Determine the amounts due to the Contractor under the contract; and

(B) Record this determination in a unilateral modification to the contract.

(ii) This determination constitutes the final decision of the Contracting Officer in accordance with the Disputes clause.

(e) Billing rates. Until final annual indirect cost rates are established for any period, the Government shall reimburse the Contractor at billing rates established by the Contracting Officer or by an authorized representative (the cognizant auditor), subject to adjustment when the final rates are established. These billing rates--

(1) Shall be the anticipated final rates; and

(2) May be prospectively or retroactively revised by mutual agreement, at either party's request, to prevent substantial overpayment or underpayment.

(f) Quick-closeout procedures. Quick-closeout procedures are applicable when the conditions in FAR 42.708(a) are satisfied.

(g) Audit. At any time or times before final payment, the Contracting Officer may have the Contractor's invoices or vouchers and statements of cost audited. Any payment may be (1) Reduced by amounts found by the Contracting Officer not to constitute allowable costs or (2) Adjusted for prior overpayments or underpayments.

(h) Final payment. (1) Upon approval of a completion invoice or voucher submitted by the Contractor in accordance with paragraph (d)(4) of this clause, and upon the Contractor's compliance with all terms of this contract, the Government shall promptly pay any balance of allowable costs and that part of the fee (if any) not previously paid.

(2) The Contractor shall pay to the Government any refunds, rebates, credits, or other amounts (including interest, if any) accruing to or received by the Contractor or any assignee under this contract, to the extent that those amounts are properly allocable to costs for which the Contractor has been reimbursed by the Government. Reasonable expenses incurred by the Contractor for securing refunds, rebates, credits, or other amounts shall be allowable costs if approved by the Contracting Officer. Before final payment under this contract, the Contractor and each assignee whose assignment is in effect at the time of final payment shall execute and deliver--

(i) An assignment to the Government, in form and substance satisfactory to the Contracting Officer, of refunds, rebates, credits, or other amounts (including interest, if any) properly allocable to costs for which the Contractor has been reimbursed by the Government under this contract; and

(ii) A release discharging the Government, its officers, agents, and employees from all liabilities, obligations, and claims arising out of or under this contract, except--

(A) Specified claims stated in exact amounts, or in estimated amounts when the exact amounts are not known;

(B) Claims (including reasonable incidental expenses) based upon liabilities of the Contractor to third parties arising out of the performance of this contract; provided, that the claims are not known to the Contractor on the date of the execution of the release, and that the Contractor gives notice of the claims in writing to the Contracting Officer within 6 years following the release date or notice of final payment date, whichever is earlier; and

(C) Claims for reimbursement of costs, including reasonable incidental expenses, incurred by the Contractor under the patent clauses of this contract, excluding, however, any expenses arising from the Contractor's indemnification of the Government against patent liability.

H92222-07-C-0072

(End of clause)

G-52.242-4     CERTIFICATION OF FINAL INDIRECT COSTS (JAN 1997)

(a) The Contractor shall--

(1) Certify any proposal to establish or modify final indirect cost rates;

(2) Use the format in paragraph (c) of this clause to certify; and

(3) Have the certificate signed by an individual of the Contractor's organization at a level no lower than a vice president or chief financial officer of the business segment of the Contractor that submits the proposal.

(b) ) Failure by the Contractor to submit a signed certificate, as described in this clause, may result in final indirect costs at rates unilaterally established by the Contracting Officer.

(c) The certificate of final indirect costs shall read as follows:

CERTIFICATE OF FINAL INDIRECT COSTS

 This is to certify that I have reviewed this proposal to establish final indirect cost rates and to the best of my knowledge and belief:    1. All costs included in this proposal (identify proposal and date) to establish final indirect cost rates for (identify period covered by rate) are allowable in accordance with the cost principles of the Federal Acquisition Regulation (FAR) and its supplements applicable to the contracts to which the final indirect cost rates will apply; and    2. This proposal does not include any costs which are expressly unallowable under applicable cost principles of the FAR or its supplements.

Firm:------------------------------------------------------------------

Signature:-------------------------------------------------------------

Name of Certifying Official:-------------------------------------------

Title:-----------------------------------------------------------------

Date of Execution:-----------------------------------------------------

(End of clause)

G-5652.231-9001  Allowable Travel Costs (2005)

(a) Pursuant to Public Law 99-234, reasonable and allowable Contractor costs for transportation associated with the performance of this contract may be reimbursed upon mileage, rates, actual costs, or a combination thereof, lodging, meals and incidental expenses may be based upon per diem, actual expense, or a combination therefore, provided that the method used results in a reasonable charge.  The cost above shall be determined reasonable and allowable to the extent that they do not exceed, on a daily basis, the maximum per diem rate in effect at the time of travel as set forth in:

(1) Federal Travel Regulations, Volume 2, DoD Civilian Personnel, Appendix A, prescribed by the Department of Defense, for travel in Alaska, Hawaii, the Commonwealth of Puerto Rico, and the territories and possessions of the United States, available on a subscription basis from the Superintendent of Documents, U.S. Government Printing Office, Washington DC 20402, Stock No. 906-010-000000-1; or at http://www.gsa.gov/Portal/gsa/ep/contentView.do?P=MTT&contentId=13265&contentType=GSA_BASIC in electronic format.

H92222-07-C-0072

(2) Standardized Regulations (Government Civilians, Foreign Areas), Section 925, “Maximum Travel Per Diem Allowance for Foreign Areas,” prescribed by the Department of State, for travel in areas not covered in (a)(1) of this clause, available on a subscription basis from the Superintendent of Documents, U.S. Government Printing Office, Washington DC 20402, Stock No. 744-008-000000-0; or at http://www.state.gov/m/a/als/prdm/2002/9892.htm in electronic format

(b) Cited Federal Regulations are not incorporated in their entirety. Only sections defining lodging, meals and incidental expenses and those sections dealing with special or unusual situations and setting forth maximum per diem rates are incorporated herein.

(end of clause)

H92222-07-C-0072

Section H - Special Contract Requirements

H-1  TECHNICAL SUPPORT

H-1a - [*] TECHNICAL  SUPPORT

[*] is retaining [*] as technical consultants to support this effort.   [*] shall provide signed Non-Disclosure and Rules of Conduct/Conflict of Interest Statements to the PCO.  [*] shall attend all technical interchange meeting, observe testing, and provide independent assessment to [*] on status of testing.  [*] and [*] have a separate Memorandum Of Agreement and Statement of Work associated with [*] involvement in this contract.   [*] is not authorized to direct any changes or modifications to this contract.  Any recommended changes by [*] shall be identified to the PCO.
(end of clause)

H-1b - Technical Representative [*]

(a) The Contracting Officer may appoint one or more Government employees as a technical representative to assist the Contracting Officer with scientific engineering or field of discipline matters directly related to the contract. The technical representative is not authorized to act on be behalf of the Contracting Officer or to make any commitments or changes that will affect price, quality, quantity, delivery, or any other term or condition of the contract.

(b) The appointments will be in writing, signed by the Contracting Officer.

(end of clause)

H-1c - Use of Contractor Support/Advisory Personnel as Contract Specialists [*] (2005)

The contractor’s attention is directed to the fact that contractor personnel may assist the Government in a contract administrator role for administration of this contract. Execution of this contract constitutes approval to release the contract and contractor’s proposal to Government Support Contractors who have signed Non-Disclosure and Rules of Conduct/Conflict of Interest Statements.

(end of clause)

H-2 RESTRICT GOV DATA RIGHTS

Government rights in data shall allow for open architecture and are as delineated in Attachment 6.  Specifically, the government data rights will be used to allow the Government [*].

[*]

 (End of Summary of Changes)

[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

H92222-07-C-0072

H-3  DISCLOSURE OF UNCLASSIFIED  INFORMATION (2007)

a. On September 21, 2001, the Department of Defense designated [*] a sensitive unit, as defined by Title 10 United States Code (USC) Section 130b (10 USC 130b).   In keeping with this designation, unclassified information related to [*] military technology acquisitions managed by [*] or any of its component commands, will be designated Controlled Unclassified Information (CUI). As such, the contractor hereby unequivocally agrees that it shall not release to anyone outside the Contractor’s organization any unclassified information, regardless of medium (e.g., film, tape, document, contractor’s external website, newspaper, magazine, journal, corporate annual report, etc.), pertaining to any part of this contract or any program related to this contract, unless the Contracting Officer has given prior written approval. Furthermore, any release of information which associates [*], or any component command with an acquisition program, contractor, or this contract is prohibited unless specifically authorized by [*].

b. Request for approval shall identify the specific information to be released, the medium to be used, and the purpose for the release. The contractor shall submit the request to the Contracting Officer at least 45 days before the propose date for release for approval. No release of any restricted information shall be made without specific written authorization by the Contracting Office.

c. The Contractor shall include a similar requirement in each subcontract under this contract. Subcontractors shall submit request for authorization to release through the prime contractor to the Contracting Officer.

d. The Contractor further understands that Title 18 USC Section 701 specifically prohibits the use of the [*] emblem or logo in any medium (e.g., corporate website, marketing brochure, news paper, magazine, etc.) unless authorized in writing by [*]. Forward any request to use the [*] emblem or logo through the Contracting Officer.

(end of clause)

H-4  BILLING RATES
The following are the billing rates, subject to adjustment in accordance with Section G clause I-52.216-7 Allowable Cost and Payment (Dec 2002), sub-paragraph (e).

AV BILLING RATES
Indirect Rates:	FY07	FY08	FY09	FY10	FY11
Engineering O/H	[*]	[*]	[*]	[*]	[*]
Manufacturing O/H	[*]	[*]	[*]	[*]	[*]
Material Burden	[*]	[*]	[*]	[*]	[*]
G&A	[*]	[*]	[*]	[*]	[*]

[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

H92222-07-C-0072

Section I - Contract Clauses

I-1.  CLAUSES INCORPORATED BY REFERENCE

52.203-3	Gratuities	APR 1984
52.209-6	Protecting the Government's Interest When Subcontracting With Contractors Debarred, Suspended, or Proposed for Debarment	SEP 2006
52.215-8	Order of Precedence--Uniform Contract Format	OCT 1997
52.215-17	Waiver of Facilities Capital Cost of Money	OCT 1997
52.215-18	Reversion or Adjustment of Plans for Postretirement Benefits (PRB) Other than Pensions	JUL 2005
52.216-8	Fixed Fee	MAR 1997
52.216-11	Cost Contract--No Fee	APR 1984
52.219-8	Utilization of Small Business Concerns	MAY 2004
52.219-28	Post-Award Small Business Program Rerepresentation	JUN 2007
52.222-3	Convict Labor	JUN 2003
52.222-21	Prohibition Of Segregated Facilities	FEB 1999
52.222-26	Equal Opportunity	APR 2002
52.222-35	Equal Opportunity For Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans	SEP 2006
52.222-36	Affirmative Action For Workers With Disabilities	JUN 1998
52.222-37	Employment Reports On Special Disabled Veterans, Veterans Of The Vietnam Era, and Other Eligible Veterans	SEP 2006
52.226-1	Utilization Of Indian Organizations And Indian-Owned Economic Enterprises	JUN 2000
52.227-1 Alt I	Authorization And Consent (Jul 1995) - Alternate I	APR 1984
52.227-2	Notice And Assistance Regarding Patent And Copyright Infringement	AUG 1996
52.228-3	Worker's Compensation Insurance (Defense Base Act)	APR 1984
52.228-4	Workers' Compensation and War-Hazard Insurance Overseas	APR 1984
52.228-5	Insurance - Work On A Government Installation	JAN 1997
52.228-7	Insurance--Liability To Third Persons	MAR 1996
52.232-7	Payments Under Time-And-Materials And Labor Hour Contracts	FEB 2007
52.232-9	Limitation On Withholding Of Payments	APR 1984
52.232-20	Limitation Of Cost	APR 1984
52.232-22	Limitation Of Funds	APR 1984
52.232-23 Alt I	Assignment of Claims (Jan 1986) - Alternate I	APR 1984
52.232-25	Prompt Payment	OCT 2003
52.232-33	Payment by Electronic Funds Transfer--Central Contractor Registration	OCT 2003
52.233-1	Disputes	JUL 2002
52.233-3	Protest After Award	AUG 1996
52.233-3 Alt I	Protest After Award (Aug 1996) - Alternate I	JUN 1985
52.236-8	Other Contracts	APR 1984
52.242-15	Stop-Work Order	AUG 1989
52.242-17	Government Delay Of Work	APR 1984
52.243-1	Changes--Fixed Price	AUG 1987
52.243-2	Changes--Cost-Reimbursement	AUG 1987
52.243-3	Changes--Time-And-Material Or Labor-Hours	SEP 2000
52.244-6	Subcontracts for Commercial Items	MAR 2007
52.245-3	Identification of Government-Furnished Property	APR 1984
52.245-4	Government-Furnished Property (Short Form)	JUN 2003

H92222-07-C-0072

52.245-5 Alt I	Government Property (Cost-Reimbursement, Time-and-Material, Or Labor-Hour Contracts) (May 2004) Alternate I	JUN 2003
52.245-5 Dev	Government Property (Cost-Reimbursement, Time-and-Material, or Labor-Hour Contracts) Deviation	MAY 2004
52.245-14	Use of Government Facilities	APR 1984
52.245-17	Special Tooling	MAY 2004
52.245-18	Special Test Equipment	FEB 1993
52.246-8	Inspection Of Research And Development Cost Reimbursement	MAY 2001
52.249-1	Termination For Convenience Of The Government (Fixed Price) (Short Form)	APR 1984
52.249-2	Termination For Convenience Of The Government (Fixed-Price)	MAY 2004
52.249-6	Termination (Cost Reimbursement)	MAY 2004
52.249-6 Alt IV	Termination (Cost Reimbursement) (May 2004) - Alternate IV	SEP 1996
52.249-14	Excusable Delays	APR 1984
52.253-1	Computer Generated Forms	JAN 1991
252.203-7001	Prohibition On Persons Convicted of Fraud or Other Defense-Contract-Related Felonies	DEC 2004
252.204-7002	Payment For Subline Items Not Separately Priced	DEC 1991
252.204-7003	Control Of Government Personnel Work Product	APR 1992
252.204-7004 Alt A	Central Contractor Registration (52.204-7) Alternate A	NOV 2003
252.205-7000	Provision Of Information To Cooperative Agreement Holders	DEC 1991
252.209-7004	Subcontracting With Firms That Are Owned or Controlled By The Government of a Terrorist Country	DEC 2006
252.225-7012	Preference For Certain Domestic Commodities	JAN 2007
252.225-7040	Contractor Personnel Authorized to Accompany U.S. Armed Forces Deployed Outside the United States	JUN 2006
252.227-7013	Rights in Technical Data--Noncommercial Items	NOV 1995
252.227-7014	Rights in Noncommercial Computer Software and Noncommercial Computer Software Documentation	JUN 1995
252.227-7015	Technical Data--Commercial Items	NOV 1995
252.227-7016	Rights in Bid or Proposal Information	JUN 1995
252.227-7019	Validation of Asserted Restrictions--Computer Software	JUN 1995
252.227-7027	Deferred Ordering Of Technical Data Or Computer Software	APR 1988
252.227-7030	Technical Data--Withholding Of Payment	MAR 2000
252.227-7037	Validation of Restrictive Markings on Technical Data	SEP 1999
252.231-7000	Supplemental Cost Principles	DEC 1991
252.232-7003	Electronic Submission of Payment Requests	MAR 2007
252.232-7010	Levies on Contract Payments	DEC 2006
252.235-7010	Acknowledgment of Support and Disclaimer	MAY 1995
252.235-7011	Final Scientific or Technical Report	NOV 2004
252.242-7002	Earned Value Management System	MAR 2005
252.242-7005	Cost/Schedule Status Report	MAR 2005
252.243-7001	Pricing Of Contract Modifications	DEC 1991
252.243-7002	Requests for Equitable Adjustment	MAR 1998
252.245-7001	Reports Of Government Property	MAY 1994

I-2.  CLAUSES INCORPORATED BY FULL TEXT

H92222-07-C-0072

I-52.215-15      PENSION ADJUSTMENTS AND ASSET REVERSIONS (OCT 2004)

(a) The Contractor shall promptly notify the Contracting Officer in writing when it determines that it will terminate a defined-benefit pension plan or otherwise recapture such pension fund assets.

(b) For segment closings, pension plan terminations, or curtailment of benefits, the amount of the adjustment shall be--

(1) For contracts and subcontracts that are subject to full coverage under the Cost Accounting Standards (CAS) Board rules and regulations (48 CFR Chapter 99), the amount measured, assigned, and allocated in accordance with 48 CFR 9904.413-50(c)(12); and

(2) For contracts and subcontracts that are not subject to full coverage under the CAS, the amount measured, assigned, and allocated in accordance with 48 CFR 9904.413-50(c)(12), except the numerator of the fraction at 48 CFR 9904.413-50(c)(12)(vi) shall be the sum of the pension plan costs allocated to all non-CAS covered contracts and subcontracts that are subject to Federal Acquisition Regulation (FAR) Subpart 31.2 or for which cost or pricing data were submitted.

(c) For all other situations where assets revert to the Contractor, or such assets are constructively received by it for any reason, the Contractor shall, at the Government's option, make a refund or give a credit to the Government for its equitable share of the gross amount withdrawn. The Government's equitable share shall reflect the Government's participation in pension costs through those contracts for which cost or pricing data were submitted or that are subject to FAR Subpart 31.2.

(d) The Contractor shall include the substance of this clause in all subcontracts under this contract that meet the applicability requirement of FAR 15.408(g).

(End of clause)

I-52.217-6     OPTION FOR INCREASED QUANTITY (MAR 1989)

The Government may increase the quantity of supplies called for in the Schedule at the unit price specified.  The Contracting Officer may exercise the option by written notice to the Contractor as follows: For OPTION CLINS 1004 and 1005 ONLY within [*] after contract Award.  This does not include CLIN 0004 GO System Demonstration, or the other option CLINS.  CLIN 0004 and the other option CLINs can be exercised any time during the term of the contract.  Delivery of the added items shall continue at the same rate as the like items called for under the contract, unless the parties otherwise agree.

(End of clause)

I-52.217-9     OPTION TO EXTEND THE TERM OF THE CONTRACT (MAR 2000)

(a) The Government may extend the term of this contract by written notice to the Contractor within five (5) days (insert the period of time within which the Contracting Officer may exercise the option); provided that the Government gives the Contractor a preliminary written notice of its intent to extend at least sixty days (60 days unless a different number of days is inserted) before the contract expires. The preliminary notice does not commit the Government to an extension.

(b) If the Government exercises this option, the extended contract shall be considered to include this option clause.

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(c) The total duration of this contract, including the exercise of any options under this clause, shall not exceed five (5) years.
(End of clause)

I-52.242-1    NOTICE OF INTENT TO DISALLOW COSTS (APR 1984)

(a) Notwithstanding any other clause of this contract--

(1) The Contracting Officer may at any time issue to the Contractor a written notice of intent to disallow specified costs incurred or planned for incurrence under this contract that have been determined not to be allowable under the contract terms; and

(2) The Contractor may, after receiving a notice under subparagraph (1) above, submit a written response to the Contracting Officer, with justification for allowance of the costs. If the Contractor does respond within 60 days, the Contracting Officer shall, within 60 days of receiving the response, either make a written withdrawal of the notice or issue a written decision.

(b) Failure to issue a notice under this Notice of Intent to Disallow Costs clause shall not affect the Government's rights to take exception to incurred costs.

(End of clause)

I-52.242-3      Penalties for Unallowable Costs.  (MAY 2001)

(a) Definition. Proposal, as used in this clause, means either--

(1) A final indirect cost rate proposal submitted by the Contractor after the expiration of its fiscal year which--

(i) Relates to any payment made on the basis of billing rates; or

(ii) Will be used in negotiating the final contract price; or

(2) The final statement of costs incurred and estimated to be incurred under the Incentive Price Revision clause (if applicable), which is used to establish the final contract price.

(b) Contractors which include unallowable indirect costs in a proposal may be subject to penalties. The penalties are prescribed in 10 U.S.C. 2324 or 41 U.S.C. 256, as applicable, which is implemented in Section 42.709 of the Federal Acquisition Regulation (FAR).

(c) The Contractor shall not include in any proposal any cost that is unallowable, as defined in Subpart 2.1 of the FAR, or an executive agency supplement to the FAR.

(d) If the Contracting Officer determines that a cost submitted by the Contractor in its proposal is expressly unallowable under a cost principle in the FAR, or an executive agency supplement to the FAR, that defines the allowability of specific selected costs, the Contractor shall be assessed a penalty equal to--

(1) The amount of the disallowed cost allocated to this contract; plus

2) Simple interest, to be computed--

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(i) On the amount the Contractor was paid (whether as a progress or billing payment) in excess of the amount to which the Contractor was entitled; and

(ii) Using the applicable rate effective for each six-month interval prescribed by the Secretary of the Treasury pursuant to Pub. L. 92-41 (85 Stat. 97).

(e) If the Contracting Officer determines that a cost submitted by the Contractor in its proposal includes a cost previously  determined to be unallowable for that Contractor, then the Contractor will be assessed a penalty in an amount equal to two times the amount of the disallowed cost allocated to this contract.

(f) Determinations under paragraphs (d) and (e) of this clause are final decisions within the meaning of the Contract Disputes Act of 1978 (41 U.S.C. 601, et seq.).

(g) Pursuant to the criteria in FAR 42.709-5, the Contracting Officer may waive the penalties in paragraph (d) or (e) of this clause.

(h) Payment by the Contractor of any penalty assessed under this clause does not constitute repayment to the Government of any unallowable cost which has been paid by the Government to the Contractor.

(End of clause)

I-52.247-1     COMMERCIAL BILL OF LADING NOTATIONS (FEB 2006)

When the Contracting Officer authorizes supplies to be shipped on a commercial bill of lading and the Contractor will be reimbursed these transportation costs as direct allowable costs, the Contractor shall ensure before shipment is made that the commercial shipping documents are annotated with either of the following notations, as appropriate:

(a) If the Government is shown as the consignor or the consignee, the annotation shall be:

"Transportation is for the       and the actual total transportation charges paid to the carrier(s) by the consignor or consignee are assignable to, and shall be reimbursed by, the Government."

(b) If the Government is not shown as the consignor or the consignee, the annotation shall be:

"Transportation is for the       and the actual total transportation charges paid to the carrier(s) by the consignor or consignee shall be reimbursed by the Government, pursuant to cost-reimbursement contract no.      .  This may be confirmed by contacting      ."
 (End of clause)

I-52.252-2      CLAUSES INCORPORATED BY REFERENCE (FEB 1998)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this/these address(es):

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http://farsite.hill.af.mil/

(End of clause)

I-52.252-6     AUTHORIZED DEVIATIONS IN CLAUSES (APR 1984)

(a) The use in this solicitation or contract of any Federal Acquisition Regulation (48 CFR Chapter 1) clause with an authorized deviation is indicated by the addition of "(DEVIATION)" after the date of the clause.

(b) The use in this solicitation or contract of any  insert regulation name     (48 CFR      ) clause with an authorized deviation is indicated by the addition of "(DEVIATION)" after the name of the regulation.
(End of clause)

I-252.242-7002    EARNED VALUE MANAGEMENT SYSTEM (MAR 2005)

(a) In the performance of this contract, the Contractor shall use an earned value management system (EVMS) that has been recognized by the cognizant Administrative Contracting Officer (ACO) as complying with the criteria provided in DoDI 5000.2, Operation of the Defense Acquisition System.

(b) If, at the time of award, the Contractor's EVMS has not been recognized by the cognizant ACO as complying with EVMS criteria (or the Contractor does not have an existing cost/schedule control system that has been accepted by the Department of Defense), the Contractor shall apply the system to the contract and shall be prepared to demonstrate to the ACO that the EVMS complies with the EVMS criteria referenced in paragraph (a) of this clause.

(c) The Government may require integrated baseline reviews. Such reviews shall be scheduled as early as practicable and should be conducted within 180 calendar days after (1) contract award, (2) the exercise of significant contract options, or (3) the incorporation of major modifications. The objective of the integrated baseline review is for the Government and the Contractor to jointly assess areas, such as the Contractor's planning, to ensure complete coverage of the statement of work, logical scheduling of the work activities, adequate resourcing, and identification of inherent risks.

(d) Unless a waiver is granted by the ACO, Contractor-proposed EVMS changes require approval of the ACO prior to implementation. The ACO shall advise the Contractor of the acceptability of such changes within 30 calendar days after receipt of the notice of proposed changes from the Contractor. If the advance approval requirements are waived by the ACO, the Contractor shall disclose EVMS changes to the ACO at least 14 calendar days prior to the effective date of implementation.

(e) The Contractor agrees to provide access to all pertinent records and data requested by the ACO or duly authorized representative. Access is to permit Government surveillance to ensure that the EVMS complies, and continues to comply, with the criteria referenced in paragraph (a) of this clause.

(f) The Contractor shall require the following subcontractors to comply with the requirements of this clause:

(Contracting Officer to insert names of subcontractors selected for application of EVMS criteria in accordance with 252.242-7001(c).)

(End of clause)

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I-5652.201-9002 Authorized Changes Only by Contracting Officer (2005)

The Contractor shall not comply with any order, direction or request of Government personnel unless it is issued in writing and signed by the Contracting Officer, or is pursuant to specific authority otherwise included as part of this contract. Except as specified herein, no order, statement, or conduct of Government personnel who visit the contractor’s facilities or in any other manner communicates with Contractor personnel during the performance of this contract shall constitute a change under the Changes clause in Section I. In the event the Contractor effects any change at the direction of any person other the Contracting Officer, the change will be considered to have been made without authority and no adjustment will be made in the contract price to cover any increase in cost incurred as a result thereof. The address and telephone number of the Contracting Officer is (Enter Contracting Officer’s name and contact information).

(end of clause)

I-5652.216-9000  Fixed Fee Information (2003)

Subject to the requirements of FAR 52.216-8 and all other withholding requirements of this contract, the fixed fee stated in Section B shall be paid to the contractor at the same percentage rate as the percentage of incurred and allowable costs proportionate to the total estimated cost.

(end of clause)

I-5652.216-9005  Government Down Time for Various Reasons (2005)

From time to time Government installations may be closed in response to an unforeseen emergency or similar occurrence, or by order of the President, Secretary of Defense, or installation commander. Designated emergencies include, but are not limited to, adverse weather such as snow or flood, an act of God such as a tornado or earthquake, acts of war or terrorism, computer failures, or a base disaster such as a natural gas leak or fire.

(a) Under such designated emergencies or other ordered base closures, contractor personnel will not be allowed on the Government installation unless specifically approved by the Contracting Officer in accordance with installation policies and procedures. If an emergency requiring installation closure occurs while contractor personnel are on the installation, contractor personnel shall promptly secure all government furnished property appropriately and evacuate in an expedient but safe manner unless otherwise directed by the Contracting Officer.

(b) If the installation closure causes a delay in the work required by the contract, the Government may:
(i) grant a time extension in each task order delayed by the closure equal to the time of the closure, subject to the availability of funds.
(ii) terminate the work or a portion of the work.
(iii) reschedule the work on any day satisfactory to both parties.
(iv) permit the contractor to perform at an off-site location during the period of installation closure if meaningful work can be accomplished. Contractor shall certify to the government by letter within 5 business days of returning to work the nature and scope of the work completed off-site. There shall be no adjustment to the contract labor rates for work performed off the installation.
(v) require that the Contractor continue on-site performance during the installation closure period in accordance with installation procedures.

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(end of clause)

I-5652.228-9000  Required Insurance (2003)

The kinds and minimum amounts of insurance required in accordance with 52.228-5 "Insurance-Work on a Government Installation" are as follows:

TYPE	AMOUNT
Automobile Bodily Injury Liability	$200,000 per person/ $500,000 per occurrence (EXAMPLE)
Property Damage Liability	$20,000 per occurrence (EXAMPLE)
Workers Compensation & Occupational Disease	As required by federal and State Statutes
Employer's Liability	$100,000(EXAMPLE)

(end of clause)

I-5652.232-9002  Time and Materials/Ceiling Price Indefinite Delivery Contracts (1998)

Ceiling Price: The term "ceiling price" as used in the clauses FAR 52.232-7 "Payments Under Time and Materials and Labor-Hour Contracts", and the term "estimated cost" in FAR 52.232-20 "Limitation of Cost" and 52.232-22 "Limitation of Funds" shall be applicable to each CLIN or SLIN specified in Schedule B. The Government shall not be obligated to pay the contractor any amount in excess of the ceiling price for each CLIN/SLIN set forth in Schedule B unless and until the Contracting Officer has notified the contractor in writing that the ceiling price has been increased and has specified in the notice a revised ceiling price for performance under the contract for that CLIN/SLIN.

(end of clause)

I-5652.245-9004  Delivery Requirements for Government-Furnished Property (2003)

Government furnished property available for use by the contractor is listed below:

Final 9/21/07 for final Contract

Government Furnished Property

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Item	Phase of Use	Purpose/Approximate Need Date
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
Code: D = Design, I = Integration & Test, M = Military Utility Assessment

Government Furnished Information
Item	Phase of Use	Purpose/Approximate Need Date
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]

Code: D = Design, I = Integration & Test, M = Military Utility AssessmentCode:
D = Design
I = Integration & Test
M = Military Utility Assessment

Offerors shall submit a schedule for delivery of Government Furnished property. Offerors shall indicate the dates that the items will be required by the contractor in order to complete the contract on time.

(end of clause)

[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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I-5652.252-9000  Notice of Incorporation of Section K (1998)

Section K, Certifications and Representations, of the solicitation will not be distributed with the contract; however, Section K is hereby incorporated by reference.

(end of clause)

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Section J - List of Documents, Exhibits and Other Attachments

Exhibit/Attachment Table of Contents

DOCUMENT TYPE	DESCRIPTION	PAGES	DATE

Attachment 1	SOW rev 7	23	21 Sep 2007
Attachment 2	ASSEMBLY LIST	2	13 Jul 2007
Attachment 3	RATES	1	15 Sep 2007
Attachment 4	Security Classification Guide (DRAFT)	20
Attachment 5	DD 254	5	17 Sep 2007
Attachment 6	Govt Data Rights	12	13 Sep 2007
Attachment 7	EVMS Plan	4	14 Sep 2007
Exhibit A	CDRL Exhibit(s)

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[*] Attachments 1-7 and Exhibit A have been omitted and are filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.